UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

Fulcrum Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On August 21, 2024, we entered into separate exchange agreements with RA Capital Healthcare Fund, L.P., or RA Capital, and another existing institutional stockholder, pursuant to which (i) RA Capital exchanged 8,500,000 shares of our common stock, par value $0.001 per share, or common stock, for a pre-funded warrant to acquire 8,500,000 shares of our common stock and (ii) the other existing institutional stockholder exchanged an aggregate of 850,000 shares of our common stock, for pre-funded warrants to acquire an aggregate of 850,000 shares of our common stock.

The pre-funded warrants have an exercise price of $0.001 per underlying share of common stock, are immediately exercisable and have no expiration date. The number of shares of our common stock issuable upon exercise of each pre-funded warrant is subject to adjustment upon certain corporate events, including certain stock dividends and splits, combinations, reclassifications, and certain other events. The pre-funded warrants include a beneficial ownership blocker that provides that the holder may not exercise (nor may we allow the exercise) if upon giving effect to such exercise, it would cause the aggregate number of shares of our common stock beneficially owned by the holder (together with affiliates and any other persons whose beneficial ownership of our common stock would be aggregated for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) to exceed 9.99% of the total number of then issued and outstanding shares of our common stock as determined in accordance with the terms of the pre-funded warrant. This threshold may be increased or decreased upon 61 days’ prior notice at the discretion of the holder, but not in excess of 19.99% or, with respect to the other existing institutional stockholder’s pre-funded warrants, not in excess of 9.99%.

We issued the pre-funded warrants without registration in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended.

The form of pre-funded warrant is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2024	Fulcrum Therapeutics, Inc.

	By:	/s/ Alex C. Sapir
Alex C. Sapir
President and Chief Executive Officer